Ivy ProShares Interest Rate Hedged High Yield Index Fund
Summary Prospectus | January 31, 2021
SHARE CLASS (TICKER): CLASS A SHARES (IAIRX) | CLASS E SHARES (IIREX) | CLASS I SHARES (IIIRX) | CLASS R SHARES (IIRRX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund's SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 888.923.3355 or by sending an e-mail request to prospectus.request@waddell.com. This information also is available from your investment provider. The Fund's prospectus and SAI dated January 31, 2021 (as each may be amended or supplemented) are incorporated herein by reference.
Objective
To seek investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (Index).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 61 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 73 of the Fund’s Statement of Additional Information (SAI) and in Appendix A – Intermediary Sales Charge Discounts and Waivers.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class E	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% [1]	1.00% [1]	None	None
Maximum Account Fee	None	$ 20[2]	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I	Class R
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.50%	0.55%	0.65%	0.72%
Total Annual Fund Operating Expenses	1.25%	1.30%	1.15%	1.72%
Fee Waiver and/or Expense Reimbursement[3]	0.35%	0.49%	0.50%	0.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.81% [4]	0.65%	1.40%
[1]	For Class A and Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A and Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.
[2]	With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.
[3]	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any) as follows: Class A shares at 0.90%; Class E shares at 0.81%; and Class I shares at 0.65%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
[4]	The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to reflect a change in the Fund's contractual class waiver.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$340	$603	$ 886	$ 1,693
Class E Shares	351	665	999	1,937
Class I Shares	66	316	585	1,353
Class R Shares	143	511	903	2,004
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$340	$603	$ 886	$ 1,693
Class E Shares	351	665	999	1,937
Class I Shares	66	316	585	1,353
Class R Shares	143	511	903	2,004
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
Ivy ProShares Interest Rate Hedged High Yield Index Fund seeks to achieve its objective by investing all, or substantially all, of its assets in investments (including debt securities and derivatives) that should track the performance of the Index or in financial instruments that provide similar exposure. The Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds rated below “investment-grade” (High Yield Bonds) and (b) short positions in U.S. Treasury notes or bonds (Treasury Securities) of, in aggregate, approximate equivalent duration to the High Yield Bonds. The Index is published under the Bloomberg ticker symbol “CFIIHYHG.”
By taking short Treasury Securities positions, the Index seeks to mitigate the negative impact of rising Treasury interest rates (interest rates) on the performance of such High Yield Bonds (conversely, limiting the positive impact of falling interest rates). In entering these positions, the Index seeks to achieve an overall effective duration of zero. The short positions are not intended to mitigate other factors influencing the price of High Yield Bonds, such as credit risk, which may have a greater impact than rising or falling Treasury interest rates.
The Fund will invest in long High Yield Bond positions included in the Index, which are designed to represent the more liquid universe of high yield bonds offered within the United States. The issuers of High Yield Bonds, commonly referred to as “junk” bonds, have a greater risk of default — not paying interest or principal in a timely manner. Eligible bonds include High Yield Bonds issued by companies domiciled in the U.S. and Canada that: (i) have a fixed rate (including callable bonds); (ii) have a maximum rating of Ba1/BB+ and a minimum rating of Ca/C by both Moody’s Investors Service, Inc. (Moody’s) and S&P Global Ratings, a division of S&P Global Inc. (S&P); (iii) have a minimum of $1 billion of face amount outstanding; and (iv) have been issued within the past five years. All eligible issues must have at least one year remaining until maturity. No more than two issues from each issuer are allowed in the Index, and no more than 2% of the Index is allocated to any single issuer. The Index also may include Rule 144A securities (which generally are restricted securities that are available only to “qualified” investors pursuant to an exemption under the securities laws). The Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.
In seeking to track the Index, the Fund also will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (ETFs)), interest rates or indexes. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities, but also may do so to a limited extent to obtain High Yield Bond exposure. These derivatives principally include futures contracts and total return swaps. Futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. Swap agreements are contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap”

transaction that this Fund will be entering, one party agrees to pay the return earned or realized on particular predetermined investments or instruments in exchange for a predetermined floating rate. The gross return to be exchanged or “swapped” with the floating amount between the parties is calculated with respect to a “notional amount” (e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities). The Fund may invest in derivatives in an amount up to 100% of the Fund’s total assets. Cash held by the Fund typically will be in money market instruments.
Because the Index seeks to hedge against rising Treasury interest rates, the Index is designed to outperform a long-only portfolio of the same High Yield Bonds in a rising interest rate environment and underperform that portfolio in a falling or static interest rate environment. The Index may be more volatile than a long-only position in the same High Yield Bonds. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for High Yield Bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the High Yield Bonds. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates.
The Fund invests in a combination of securities and derivatives that ProShare Advisors LLC (ProShare Advisors), the Fund’s investment subadviser, believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments connoted by the Index (i.e., component securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Under normal circumstances, the Fund also will invest at least 80% of its net assets in High Yield Bonds.
ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.
The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction, or the financial condition of a particular High Yield Bond issuer. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or securities not contained in the Index, or in financial instruments, which exposure is intended to have aggregate characteristics similar to those of the Index, including the general credit profile of the Index, and may invest in securities not contained in the Index.
In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s and S&P. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected.
The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on November 30, 2020, the Index was concentrated in the industrials industry group.
“ProShares” is a registered mark of ProShare Advisors and has been licensed by IICO solely for use in connection with the Fund.
Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund’s correlation with the Index include the impact of a limited trading market in the component Index bonds on the calculation of the Index, fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index in approximately the same proportion as the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, each of which may negatively affect the Fund’s correlation with the Index. The Fund also may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.
■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. The hedging methodology of the Index does not seek to mitigate credit risk.
■	Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Fund uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Fund’s opportunities to pursue its investment strategies.
■	Early Close/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
■	Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.
■	Fixed-Income Market Risk. The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■	Hedging Risk. The Index (and, therefore, the Fund) seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of high yield bonds by taking short positions in Treasury Securities. Such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating gains and losses in the high yield bond positions of the Fund arising from changing Treasury interest rates. Such short positions are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. Such other factors may impact high yield bond prices in an opposite way than interest rates making it difficult to directly observe the impact of changes in interest rates on high yield bonds.
There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. While the Fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Index is designed to hedge the interest rate exposure of the long high yield bond positions, it is possible that a degree of exposure may remain even at the time of rebalance. The Fund could lose money if either or both the Fund’s long and short positions produce negative returns.
When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. Performance of the Fund could be particularly poor if high yield bond credit deteriorates at the same time Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same high yield bonds due to the ongoing costs associated with short exposure to Treasury securities.
The Index also may contain a significant allocation to callable high yield bonds, which are subject to call/prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.
■	Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.
■	Index Performance Risk. The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It also is possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The particular Index used by the Fund may underperform other asset classes and may underperform other similar indexes. Each of these factors could have a negative impact on the performance of the Fund.
■	Industrials Industry Risk. The Fund is subject to risks related to the debt issued by companies in the industrial economic sector to the same extent as the Index is so concentrated, including effects on issuer credit from: supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.
■	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Long/Short Risk. The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.
■	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment in such securities.

The markets in which low-rated debt securities are traded are more limited and less liquid than the market for higher rated securities. Because the Fund may invest a substantial amount of its assets in low-rated debt securities, it may be difficult for the Fund to sell such securities in a timely manner and at their stated value or to meet large, unforeseen redemptions. If a substantial number of shares were redeemed at the same time (or at approximately the same time), the Fund could lose money if it is forced to sell those securities at inopportune times to fulfill those shareholder redemption requests. In addition, selling securities to meet such redemptions could increase the Fund’s transaction costs or have tax consequences. The risk of loss may increase depending on the size and frequency of redemption requests and whether the redemption requests occur in times of overall market turmoil or declining prices.
■	Portfolio Turnover Risk. Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for federal income tax purposes.
■	Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.
■	Restricted Securities Risk. Restricted securities are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. These securities include private placements or other unregistered securities, such as “Rule 144A securities”, which are securities that may be sold only to qualified institutional buyers pursuant to the Securities Act of 1933, as amended (1933 Act). Privately placed securities, Rule 144A securities and other restricted securities may have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when ProShare Advisors believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid, or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair market value of such securities for purposes of computing the NAV of the Fund.
■	Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
■	Short Sale Exposure Risk. The Fund may seek inverse or “short” exposure through financial instruments such as futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
■	Valuation Risk. In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.
Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a

Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than  Return  Before Taxes due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 888.923.3355 for the Fund’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 7.07% (the first quarter of 2019) and the lowest quarterly return was -14.02% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 4-20-2017)
Return Before Taxes	-2.18%	2.30%
Return After Taxes on Distributions	-4.27%	0.05%
Return After Taxes on Distributions and Sale of Fund Shares	-1.37%	0.80%
Class E (began on 4-20-2017)
Return Before Taxes	-2.15%	2.31%
Class I (began on 4-20-2017)
Return Before Taxes	0.63%	3.29%
Class R (began on 4-20-2017)
Return Before Taxes	-0.18%	2.50%

Indexes	1 Year	Life of Class
FTSE High Yield (Treasury Rate-Hedged) Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-20-2017)	0.94%	4.20%
Morningstar High-Yield Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 4-20-2017)	4.91%	4.95%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by ProShare Advisors LLC (ProShare Advisors).

Portfolio Managers
Benjamin McAbee, Portfolio Manager of ProShare Advisors, has managed the Fund since its inception in April 2017, and Alexander Ilyasov, Senior Portfolio Manager of ProShare Advisors, has managed the Fund since April 2019.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355)(Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com)(Class A shares). If your shares are not held in a Direct Account (such as for Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class R:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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